================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2002

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                   001-09120                         22-2625848
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)

                              http://www.pseg.com
                               -------------------
                         (Registrant's internet address)

                                 PSEG POWER LLC
                                 --------------
             (Exact name of registrant as specified in its charter)

   Delaware                    000-49614                         22-3663480
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                   001-00973                         22-1212800
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)


                           PSEG ENERGY HOLDINGS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                   000-32503                         22-2983750
  ----------                   ---------                         ----------
(State or other        (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                               80 Park Plaza,T-22
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)
================================================================================

Item 5. Other Events
--------------------

This Amendment reflects reclassifications on the earnings release attachments which were included in our Exhibit 99 contained in the Current Report of Public Service Enterprise Group Incorporated (PSEG), PSEG Power LLC (Power), Public Service Electric and Gas Company and PSEG Energy Holdings Inc. on Form 8-K dated July 17, 2002 relating to PSEG's announcement of second quarter 2002 earnings.

Subsequent to the filing of the Form 8-K dated July 17, 2002, management determined that certain operating revenues and energy costs had been inadvertently recorded and included in the attachments to our earnings release. As a result, the attachments to our earnings release have now been reclassified to reflect a reduction in revenues and energy costs for PSEG and Power of $282 million and $362 million for the three and six-month results which were reported on Attachments 2 and 3, respectively, of the earnings release and 8-K filed on July 17, 2002. These reclassifications had no effect on margins, earnings or cash flows reported in our earnings release or 8-K and are limited to the revisions referenced above.

PSEG Reports Earnings
---------------------

Reference is made to the Amended Press Release of PSEG, dated July 17, 2002, a copy of which is attached hereto as Exhibit 99, announcing PSEG's Second-Quarter 2002 Results.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit Designation          Nature of Exhibit
99                           Amended Press Release dated July 17, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                 PSEG POWER LLC
                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                  --------------------------------------------
                                  (Registrants)


               By:              PATRICIA A. RADO
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: July 29, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            PSEG ENERGY HOLDINGS INC.
                            -------------------------
                                  (Registrant)

               By:               DEREK DIRISIO
               --------------------------------------------------
                                  Derek DiRisio
                          Vice President and Controller
                         (Principal Accounting Officer)



Date: July 29, 2002